UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2025

Verve Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40489	82-4800132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Avenue, Suite 601 Boston, Massachusetts	02215
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 603-0070

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VERV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Verve Therapeutics, Inc. (the “Company”) established a retention bonus program for the Company’s employees, pursuant to which the Company granted retention awards (“Retention Awards”) of $499,200 and $416,000 to each of Allison Dorval, the Company’s Chief Financial Officer, and Andrew Ashe, the Company’s Chief Operating Officer and General Counsel on July 14, 2025. The Retention Awards will pay out in full on the 12-month anniversary of the Closing Date (as defined in the Merger Agreement (as defined below)) (the “Payment Date”), subject to continued employment through such date and for Ms. Dorval, subject to continued compliance with certain restrictive covenants set forth in the applicable retention agreement; provided that, upon a termination without cause following the Closing Date (as defined in the Merger Agreement), for Mr. Ashe, 100% of the unpaid portion of the retention payment will be paid on such termination date, and for Ms. Dorval, 50% of the unpaid portion of the retention payment will be paid on the termination date with the remaining 50% to be paid on the Payment Date, pursuant to the applicable retention agreement.

Additional Information and Where to Find It

This communication is being made in respect of the pending transactions involving the Company, Ridgeway Acquisition Corporation, a Delaware corporation (“Purchaser”), and Eli Lilly and Company, an Indiana corporation (“Parent”), contemplated by the Agreement and Plan of Merger, dated June 16, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Parent and Purchaser. This filing is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell any securities. Parent and Purchaser filed Offer (as defined below) materials on Schedule TO with the Securities and Exchange Commission, and the Company filed a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) with the Securities and Exchange Commission with respect to the Offer, as each may be amended from time to time. A solicitation and offer to buy shares is only being made pursuant to the Offer materials. THE OFFER MATERIALS (AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES THERETO. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES IN THE OFFER, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. The Offer materials (including the Offer to Purchase, dated as of June 25, 2025 (the “Offer to Purchase”) and the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”), as well as the Solicitation/Recommendation Statement, are available for free on the Securities and Exchange Commission’s website at www.sec.gov. In addition, these materials will be made available to all investors and security holders of the Company free of charge from the information agent for the Offer: Georgeson LLC, 51 West 52nd Street, 6th Floor, New York, NY 10019, toll-free telephone: +1 (888) 686-7459 or outside the U.S. and Canada: +1 (434) 207-8557. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other Offer documents, as well as the Solicitation/Recommendation Statement, Parent and the Company file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read any reports, statements or other information filed by Parent and the Company with the Securities and Exchange Commission for free on the Securities and Exchange Commission’s website at www.sec.gov.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the proposed acquisition of the Company by Parent and the closing of the proposed acquisition. All statements, other than statements of historical facts, contained in this communication, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the proposed acquisition of the Company; risks associated with the Company’s limited operating history; the Company’s ability to timely submit and receive approvals of regulatory applications for its product candidates; advance its product candidates in clinical trials; initiate, enroll and complete its ongoing and future clinical trials on the timeline expected or at all; correctly estimate the potential patient population and/or market for the Company’s product candidates; replicate in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials of VERVE-101, VERVE-102, and VERVE-201; advance the development of its product candidates under the timelines it anticipates in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; raise the substantial additional capital needed to achieve its business objectives; filings and approvals relating to the proposed acquisition of the Company; prospective benefits of the proposed acquisition of the Company; the expected timing of the completion of the proposed acquisition of the Company; uncertainties as to the timing of the Offer and the completion of the proposed acquisition of the Company; uncertainties as to how many of the Company’s stockholders will tender their issued and outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) in the Offer; the fact that the completion of the proposed acquisition requires antitrust clearance and the satisfaction of other closing conditions not within the Company’s control and which may not be satisfied or waived; the risk that the proposed acquisition is not consummated in a timely manner or at all; the effects of the proposed acquisition on the trading price of the Common Stock; the effect of the proposed acquisition and the public announcement of the proposed acquisition on the Company’s operations and the Company’s relationships with suppliers, business partners, management and employees; the Company’s ability to attract and retain key personnel or other employees; the risk that the proposed acquisition of the Company may divert management’s attention from ongoing business or delay or prevent the Company from undertaking business opportunities that may arise prior to the completion of the proposed acquisition of the Company or any other action the Company would otherwise take with respect to the operations of the Company; changes in the Company’s business during the period between announcement and closing of the proposed acquisition; any legal proceedings that may be instituted related to the proposed acquisition; and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements. For a discussion of other risks and uncertainties, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission and in other filings that the Company makes with the Securities and Exchange Commission in the future. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERVE THERAPEUTICS, INC.

Date: July 15, 2025

	By:	/s/ Allison Dorval
Name: Allison Dorval
Title: Chief Financial Officer